                       METLIFE VARIABLE LIFE ACCUMULATOR
                  METLIFE VARIABLE LIFE ACCUMULATOR SERIES 2
                 METLIFE VARIABLE LIFE ACCUMULATOR SERIES III
                     METLIFE VARIABLE SURVIVORSHIP LIFE II
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                     APRIL 28, 2014 PROSPECTUS SUPPLEMENT

                           ISSUED TO INDIVIDUALS BY:
METLIFE INSURANCE COMPANY OF CONNECTICUT -- METLIFE OF CT FUND UL FOR VARIABLE
                                LIFE INSURANCE

This prospectus supplement updates certain information contained in your last prospectus dated May 2, 2005, as annually and periodically supplemented, for MetLife Variable Life Accumulator and MetLife Variable Life Accumulator Series 2, or April 28, 2008, as annually and periodically supplemented, for MetLife Variable Life Accumulator Series III and MetLife Variable Survivorship Life II, flexible premium variable life insurance policies issued by MetLife Insurance Company of Connecticut (the "Company"). Please keep this prospectus supplement for future reference. The Company no longer offers the Policies to new purchasers. It does continue to accept additional premium payments from existing policy owners.

You can build Cash Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in professionally managed Mutual Funds (THE FUNDS, listed below). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select. The following Funds are available under all Policies (please see "The Funds" for additional Funds that may be available depending on when you purchased your Policy):

AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
  American Funds Global Growth Fund
  American Funds Growth Fund
  American Funds Growth-Income Fund
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
  Contrafund(R) Portfolio -- Service Class
  Mid Cap Portfolio -- Service Class 2
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST --CLASS 2
  Templeton Foreign VIP Fund
GOLDMAN SACHS VARIABLE INSURANCE TRUST -- INSTITUTIONAL SHARES
  Goldman Sachs Strategic Growth Fund
JANUS ASPEN SERIES -- SERVICE SHARES
  Enterprise Portfolio
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  ClearBridge Variable Aggressive Growth
   Portfolio -- Class I
  ClearBridge Variable Equity Income
   Portfolio -- Class II
  ClearBridge Variable Large Cap Growth
   Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE INCOME TRUST
  Western Asset Variable High Income Portfolio
MET INVESTORS SERIES TRUST
  Clarion Global Real Estate Portfolio -- Class A
  ClearBridge Aggressive Growth Portfolio -- Class A
  Invesco Comstock Portfolio -- Class B
  Invesco Small Cap Growth Portfolio -- Class A
  Lord Abbett Bond Debenture Portfolio -- Class A
  MetLife Asset Allocation 100 Portfolio -- Class B
  MFS(R) Emerging Markets Equity Portfolio -- Class B
  PIMCO Inflation Protected Bond Portfolio -- Class A
  PIMCO Total Return Portfolio -- Class B
  Pioneer Fund Portfolio -- Class A
  Pioneer Strategic Income Portfolio -- Class A
  T. Rowe Price Large Cap Value Portfolio -- Class B
  Third Avenue Small Cap Value Portfolio -- Class B
METROPOLITAN SERIES FUND
  BlackRock Capital Appreciation Portfolio -- Class A
  BlackRock Money Market Portfolio -- Class A
  Frontier Mid Cap Growth Portfolio -- Class D
  MetLife Asset Allocation 20 Portfolio -- Class B
  MetLife Asset Allocation 40 Portfolio -- Class B
  MetLife Asset Allocation 60 Portfolio -- Class B
  MetLife Asset Allocation 80 Portfolio -- Class B
  MetLife Stock Index Portfolio -- Class A
  MFS(R) Total Return Portfolio -- Class F
  MFS(R) Value Portfolio -- Class A
  Russell 2000(R) Index Portfolio -- Class A
  T. Rowe Price Large Cap Growth Portfolio -- Class B
  T. Rowe Price Small Cap Growth Portfolio -- Class B
  Western Asset Management U.S. Government
   Portfolio -- Class A
  WMC Balanced Portfolio -- Class A
  WMC Core Equity Opportunities Portfolio -- Class A
PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
  Pioneer Mid Cap Value VCT Portfolio
THE MERGER FUND VL
VANGUARD VARIABLE INSURANCE FUND
  Mid-Cap Index Portfolio
  Total Stock Market Index Portfolio

Certain Funds may have been subject to a name change, merger or substitution. Please see "Additional Information Regarding Funds" for more information.

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

                           FUND CHARGES AND EXPENSES

The next two tables describe the Fund charges and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2013. Certain Funds may impose a redemption fee in the future. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2013, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Current prospectuses for the Fund can be obtained by calling 1-800-334-4298.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                            MINIMUM   MAXIMUM
                                                                          --------- ---------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management fees,
distribution and/or service (12b-1) fees, and other expenses)............   0.18%     2.96%

FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                DISTRIBUTION                               TOTAL                  NET TOTAL
                                                   AND/OR                                 ANNUAL     FEE WAIVER    ANNUAL
                                     MANAGEMENT   SERVICE     OTHER   ACQUIRED FUND FEES OPERATING AND/OR EXPENSE OPERATING
FUND                                    FEE     (12B-1) FEES EXPENSES    AND EXPENSES    EXPENSES  REIMBURSEMENT  EXPENSES
----                                 ---------- ------------ -------- ------------------ --------- -------------- ---------
AMERICAN FUNDS INSURANCE SERIES(R)
  -- CLASS 2
 American Funds Global Growth
   Fund.............................    0.52%       0.25%      0.03%           --          0.80%         --         0.80%
 American Funds Growth Fund.........    0.33%       0.25%      0.02%           --          0.60%         --         0.60%
 American Funds Growth-Income
   Fund.............................    0.27%       0.25%      0.02%           --          0.54%         --         0.54%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
 Contrafund(R) Portfolio -- Service
   Class............................    0.55%       0.10%      0.09%           --          0.74%         --         0.74%
 Equity-Income Portfolio -- Initial
   Class+,#.........................    0.45%         --       0.10%         0.02%         0.57%         --         0.57%
 High Income Portfolio -- Initial
   Class+,#.........................    0.56%         --       0.12%           --          0.68%         --         0.68%
 Mid Cap Portfolio -- Service
   Class 2..........................    0.55%       0.25%      0.09%           --          0.89%         --         0.89%
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST --
  CLASS 2
 Franklin Small-Mid Cap Growth
   VIP Fund+........................    0.77%       0.25%      0.03%           --          1.05%         --         1.05%
 Templeton Foreign VIP Fund.........    0.64%       0.25%      0.14%           --          1.03%         --         1.03%

                                                 DISTRIBUTION                               TOTAL                  NET TOTAL
                                                    AND/OR                                 ANNUAL     FEE WAIVER    ANNUAL
                                      MANAGEMENT   SERVICE     OTHER   ACQUIRED FUND FEES OPERATING AND/OR EXPENSE OPERATING
FUND                                     FEE     (12B-1) FEES EXPENSES    AND EXPENSES    EXPENSES  REIMBURSEMENT  EXPENSES
----                                  ---------- ------------ -------- ------------------ --------- -------------- ---------
GOLDMAN SACHS VARIABLE INSURANCE
  TRUST -- INSTITUTIONAL SHARES
 Goldman Sachs Strategic Growth
   Fund..............................    0.75%         --       0.09%           --          0.84%        0.04%       0.80%
JANUS ASPEN SERIES -- SERVICE SHARES
 Enterprise Portfolio................    0.64%       0.25%      0.05%           --          0.94%          --        0.94%
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
 ClearBridge Variable Aggressive
   Growth Portfolio -- Class I.......    0.75%         --       0.04%           --          0.79%        0.00%       0.79%
 ClearBridge Variable Equity
   Income Portfolio -- Class II......    0.75%       0.25%      0.06%           --          1.06%        0.00%       1.06%
 ClearBridge Variable Large Cap
   Growth Portfolio -- Class I.......    0.75%         --       0.10%           --          0.85%        0.00%       0.85%
 ClearBridge Variable Large Cap
   Value Portfolio -- Class I+.......    0.65%         --       0.08%           --          0.73%        0.00%       0.73%
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
 Western Asset Variable High
   Income Portfolio..................    0.60%         --       0.14%           --          0.74%        0.00%       0.74%
MET INVESTORS SERIES TRUST
 Clarion Global Real Estate
   Portfolio -- Class A..............    0.60%         --       0.05%           --          0.65%          --        0.65%
 ClearBridge Aggressive Growth
   Portfolio -- Class A..............    0.59%         --       0.02%           --          0.61%        0.00%       0.61%
 Invesco Comstock Portfolio --
   Class B...........................    0.57%       0.25%      0.02%           --          0.84%        0.02%       0.82%
 Invesco Small Cap Growth
   Portfolio -- Class A..............    0.85%         --       0.02%           --          0.87%        0.02%       0.85%
 Lord Abbett Bond Debenture
   Portfolio -- Class A..............    0.51%         --       0.03%           --          0.54%          --        0.54%
 MetLife Asset Allocation 100
   Portfolio -- Class B..............    0.07%       0.25%      0.01%         0.70%         1.03%          --        1.03%
 MFS(R) Emerging Markets Equity
   Portfolio -- Class A+.............    0.87%         --       0.15%           --          1.02%        0.01%       1.01%
 MFS(R) Emerging Markets Equity
   Portfolio -- Class B..............    0.87%       0.25%      0.15%           --          1.27%        0.01%       1.26%
 MFS(R) Research International
   Portfolio -- Class B+.............    0.68%       0.25%      0.07%           --          1.00%        0.06%       0.94%
 Morgan Stanley Mid Cap Growth
   Portfolio -- Class B+.............    0.64%       0.25%      0.05%           --          0.94%        0.01%       0.93%
 Oppenheimer Global Equity
   Portfolio -- Class A+,#...........    0.67%         --       0.08%           --          0.75%        0.03%       0.72%
 Oppenheimer Global Equity
   Portfolio -- Class B+.............    0.67%       0.25%      0.08%           --          1.00%        0.03%       0.97%
 PIMCO Inflation Protected Bond
   Portfolio -- Class A..............    0.47%         --       0.08%           --          0.55%        0.00%       0.55%
 PIMCO Total Return Portfolio --
   Class B...........................    0.48%       0.25%      0.03%           --          0.76%          --        0.76%

                                                DISTRIBUTION                               TOTAL                  NET TOTAL
                                                   AND/OR                                 ANNUAL     FEE WAIVER    ANNUAL
                                     MANAGEMENT   SERVICE     OTHER   ACQUIRED FUND FEES OPERATING AND/OR EXPENSE OPERATING
FUND                                    FEE     (12B-1) FEES EXPENSES    AND EXPENSES    EXPENSES  REIMBURSEMENT  EXPENSES
----                                 ---------- ------------ -------- ------------------ --------- -------------- ---------
 Pioneer Fund Portfolio --
   Class A..........................    0.65%         --       0.05%           --          0.70%        0.04%       0.66%
 Pioneer Strategic Income Portfolio
   -- Class A.......................    0.57%         --       0.06%           --          0.63%          --        0.63%
 T. Rowe Price Large Cap Value
   Portfolio -- Class B.............    0.57%       0.25%      0.02%           --          0.84%          --        0.84%
 Third Avenue Small Cap Value
   Portfolio -- Class B.............    0.73%       0.25%      0.03%           --          1.01%        0.02%       0.99%
METROPOLITAN SERIES FUND
 BlackRock Capital Appreciation
   Portfolio -- Class A.............    0.69%         --       0.02%           --          0.71%        0.01%       0.70%
 BlackRock Money Market
   Portfolio -- Class A.............    0.33%         --       0.02%           --          0.35%        0.02%       0.33%
 Frontier Mid Cap Growth Portfolio
   -- Class D.......................    0.72%       0.10%      0.03%           --          0.85%        0.01%       0.84%
 Jennison Growth Portfolio --
   Class A+.........................    0.60%         --       0.02%           --          0.62%        0.07%       0.55%
 MetLife Asset Allocation 20
   Portfolio -- Class B.............    0.09%       0.25%      0.02%         0.52%         0.88%        0.01%       0.87%
 MetLife Asset Allocation 40
   Portfolio -- Class B.............    0.07%       0.25%      0.01%         0.57%         0.90%          --        0.90%
 MetLife Asset Allocation 60
   Portfolio -- Class B.............    0.06%       0.25%        --          0.62%         0.93%          --        0.93%
 MetLife Asset Allocation 80
   Portfolio -- Class B.............    0.06%       0.25%      0.01%         0.66%         0.98%          --        0.98%
 MetLife Stock Index Portfolio --
   Class A..........................    0.25%         --       0.02%           --          0.27%        0.01%       0.26%
 MFS(R) Total Return Portfolio --
   Class F..........................    0.55%       0.20%      0.04%           --          0.79%          --        0.79%
 MFS(R) Value Portfolio --
   Class A..........................    0.70%         --       0.02%           --          0.72%        0.14%       0.58%
 Russell 2000(R) Index Portfolio --
   Class A..........................    0.25%         --       0.06%         0.11%         0.42%        0.00%       0.42%
 T. Rowe Price Large Cap Growth
   Portfolio -- Class B.............    0.60%       0.25%      0.03%           --          0.88%        0.01%       0.87%
 T. Rowe Price Small Cap Growth
   Portfolio -- Class B.............    0.48%       0.25%      0.04%           --          0.77%          --        0.77%
 Western Asset Management U.S.
   Government Portfolio --
   Class A..........................    0.47%         --       0.02%           --          0.49%        0.01%       0.48%
 WMC Balanced Portfolio --
   Class A..........................    0.46%         --       0.05%           --          0.51%        0.00%       0.51%
 WMC Core Equity Opportunities
   Portfolio -- Class A.............    0.70%         --       0.02%           --          0.72%        0.11%       0.61%
PIONEER VARIABLE CONTRACTS TRUST --
  CLASS II
 Pioneer Mid Cap Value VCT
   Portfolio........................    0.65%       0.25%      0.06%           --          0.96%          --        0.96%

                                             DISTRIBUTION                               TOTAL                  NET TOTAL
                                                AND/OR                                 ANNUAL     FEE WAIVER    ANNUAL
                                  MANAGEMENT   SERVICE     OTHER   ACQUIRED FUND FEES OPERATING AND/OR EXPENSE OPERATING
FUND                                 FEE     (12B-1) FEES EXPENSES    AND EXPENSES    EXPENSES  REIMBURSEMENT  EXPENSES
----                              ---------- ------------ -------- ------------------ --------- -------------- ---------
THE MERGER FUND VL                   1.25%        --        1.71%          --           2.96%        1.31%       1.65%
VANGUARD VARIABLE INSURANCE FUND
   Mid-Cap Index Portfolio.......    0.22%        --        0.03%           --          0.25%          --        0.25%
 Total Stock Market Index
   Portfolio.....................      --         --          --          0.18%         0.18%          --        0.18%

--------------
+   Not available under all Policies. Availability depends on Policy issue date.
# This Portfolio is not available in MetLife Variable Survivorship Life II Policies.

The information shown in the table above was provided by the Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.

Certain Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

                                   THE FUNDS

                                                  INVESTMENT                          INVESTMENT
          FUNDING OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
------------------------------------ -------------------------------------- --------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)
  -- CLASS 2
 American Funds Global Growth        Seeks long-term growth of capital.     Capital Research and Management
   Fund                                                                     Company
 American Funds Growth Fund          Seeks growth of capital.               Capital Research and Management
                                                                            Company
 American Funds Growth-Income        Seeks long-term growth of capital and  Capital Research and Management
   Fund                              income.                                Company
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
 Contrafund(R) Portfolio -- Service  Seeks long-term capital appreciation.  Fidelity Management & Research
   Class                                                                    Company
                                                                            Subadviser: FMR Co., Inc.
 Equity-Income Portfolio -- Initial  Seeks reasonable income. The fund      Fidelity Management & Research
   Class+,#                          will also consider the potential for   Company
                                     capital appreciation. The fund's goal  Subadviser: FMR Co., Inc.
                                     is to achieve a yield which exceeds
                                     the composite yield on the securities
                                     comprising the S&P 500(R) Index.
 High Income Portfolio -- Initial    Seeks a high level of current income,  Fidelity Management & Research
   Class+,#                          while also considering growth of       Company
                                     capital.                               Subadviser: FMR Co., Inc.
 Mid Cap Portfolio -- Service        Seeks long-term growth of capital.     Fidelity Management & Research
   Class 2                                                                  Company
                                                                            Subadviser: FMR Co., Inc.

                                                INVESTMENT                            INVESTMENT
         FUNDING OPTION                         OBJECTIVE                          ADVISER/SUBADVISER
--------------------------------- --------------------------------------- -------------------------------------
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST --
  CLASS 2
 Franklin Small-Mid Cap Growth    Seeks long-term capital growth.         Franklin Advisers, Inc.
   VIP Fund+
 Templeton Foreign VIP Fund       Seeks long-term capital growth.         Templeton Investment Counsel, LLC
GOLDMAN SACHS VARIABLE INSURANCE
  TRUST -- INSTITUTIONAL SHARES
 Goldman Sachs Strategic Growth   Seeks long-term growth of capital.      Goldman Sachs Asset Management,
   Fund                                                                   L.P.
JANUS ASPEN SERIES -- SERVICE
  SHARES
 Enterprise Portfolio             Seeks long-term growth of capital.      Janus Capital Management LLC
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
 ClearBridge Variable Aggressive  Seeks capital appreciation.             Legg Mason Partners Fund Advisor,
   Growth Portfolio -- Class I                                            LLC
                                                                          Subadviser: ClearBridge Investments,
                                                                          LLC
 ClearBridge Variable Equity      Seeks a high level of current income.   Legg Mason Partners Fund Advisor,
   Income Portfolio -- Class II   Long-term capital appreciation is a     LLC
                                  secondary objective.                    Subadviser: ClearBridge Investments,
                                                                          LLC
 ClearBridge Variable Large Cap   Seeks long-term growth of capital.      Legg Mason Partners Fund Advisor,
   Growth Portfolio -- Class I                                            LLC
                                                                          Subadviser: ClearBridge Investments,
                                                                          LLC
 ClearBridge Variable Large Cap   Seeks long-term growth of capital.      Legg Mason Partners Fund Advisor,
   Value Portfolio -- Class I+    Current income is a secondary           LLC
                                  objective.                              Subadviser: ClearBridge Investments,
                                                                          LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
 Western Asset Variable High      Seeks high current income as its        Legg Mason Partners Fund Advisor,
   Income Portfolio               primary objective and capital           LLC
                                  appreciation as its secondary           Subadvisers: Western Asset
                                  objective.                              Management Company; Western
                                                                          Asset Management Company Limited
MET INVESTORS SERIES TRUST
 Clarion Global Real Estate       Seeks total return through investment   MetLife Advisers, LLC
   Portfolio -- Class A           in real estate securities, emphasizing  Subadviser: CBRE Clarion Securities
                                  both capital appreciation and current   LLC
                                  income.
 ClearBridge Aggressive Growth    Seeks capital appreciation.             MetLife Advisers, LLC
   Portfolio -- Class A                                                   Subadviser: ClearBridge Investments,
                                                                          LLC
 Invesco Comstock Portfolio --    Seeks capital growth and income.        MetLife Advisers, LLC
   Class B                                                                Subadviser: Invesco Advisers, Inc.
 Invesco Small Cap Growth         Seeks long-term growth of capital.      MetLife Advisers, LLC
   Portfolio --Class A                                                    Subadviser: Invesco Advisers, Inc.

                                                INVESTMENT                             INVESTMENT
         FUNDING OPTION                          OBJECTIVE                         ADVISER/SUBADVISER
--------------------------------- ---------------------------------------- ------------------------------------
 Lord Abbett Bond Debenture       Seeks high current income and the        MetLife Advisers, LLC
   Portfolio -- Class A           opportunity for capital appreciation to  Subadviser: Lord, Abbett & Co. LLC produce a high total return.
 MetLife Asset Allocation 100     Seeks growth of capital.                 MetLife Advisers, LLC
   Portfolio -- Class B
 MFS(R) Emerging Markets Equity   Seeks capital appreciation.              MetLife Advisers, LLC
   Portfolio -- Class A+                                                   Subadviser: Massachusetts Financial
                                                                           Services Company
 MFS(R) Emerging Markets Equity   Seeks capital appreciation.              MetLife Advisers, LLC
   Portfolio -- Class B                                                    Subadviser: Massachusetts Financial
                                                                           Services Company
 MFS(R) Research International    Seeks capital appreciation.              MetLife Advisers, LLC
   Portfolio -- Class B+                                                   Subadviser: Massachusetts Financial
                                                                           Services Company
 Morgan Stanley Mid Cap Growth    Seeks capital appreciation.              MetLife Advisers, LLC
   Portfolio -- Class B+                                                   Subadviser: Morgan Stanley
                                                                           Investment Management Inc.
 Oppenheimer Global Equity        Seeks capital appreciation.              MetLife Advisers, LLC
   Portfolio -- Class A+,#                                                 Subadviser: OppenheimerFunds, Inc.
 Oppenheimer Global Equity        Seeks capital appreciation.              MetLife Advisers, LLC
   Portfolio -- Class B+                                                   Subadviser: OppenheimerFunds, Inc.
 PIMCO Inflation Protected Bond   Seeks maximum real return,               MetLife Advisers, LLC
   Portfolio -- Class A           consistent with preservation of capital  Subadviser: Pacific Investment
                                  and prudent investment management.       Management Company LLC
 PIMCO Total Return Portfolio --  Seeks maximum total return,              MetLife Advisers, LLC
   Class B                        consistent with the preservation of      Subadviser: Pacific Investment
                                  capital and prudent investment           Management Company LLC
                                  management.
 Pioneer Fund Portfolio --        Seeks reasonable income and capital      MetLife Advisers, LLC
   Class A                        growth.                                  Subadviser: Pioneer Investment
                                                                           Management, Inc.
 Pioneer Strategic Income         Seeks a high level of current income.    MetLife Advisers, LLC
   Portfolio -- Class A                                                    Subadviser: Pioneer Investment
                                                                           Management, Inc.
 T. Rowe Price Large Cap Value    Seeks long-term capital appreciation     MetLife Advisers, LLC
   Portfolio -- Class B           by investing in common stocks            Subadviser: T. Rowe Price
                                  believed to be undervalued. Income       Associates, Inc.
                                  is a secondary objective.
 Third Avenue Small Cap Value     Seeks long-term capital appreciation.    MetLife Advisers, LLC
   Portfolio -- Class B                                                    Subadviser: Third Avenue
                                                                           Management LLC
METROPOLITAN SERIES FUND
 BlackRock Capital Appreciation   Seeks long-term growth of capital.       MetLife Advisers, LLC
   Portfolio -- Class A                                                    Subadviser: BlackRock Advisors, LLC
 BlackRock Money Market           Seeks a high level of current income     MetLife Advisers, LLC
   Portfolio -- Class A           consistent with preservation of          Subadviser: BlackRock Advisors, LLC
                                  capital.
 Frontier Mid Cap Growth          Seeks maximum capital appreciation.      MetLife Advisers, LLC
   Portfolio -- Class D                                                    Subadviser: Frontier Capital
                                                                           Management Company, LLC

                                                   INVESTMENT                             INVESTMENT
          FUNDING OPTION                            OBJECTIVE                         ADVISER/SUBADVISER
------------------------------------ ---------------------------------------- ------------------------------------
 Jennison Growth Portfolio --        Seeks long-term growth of capital.       MetLife Advisers, LLC
   Class A+                                                                   Subadviser: Jennison Associates LLC
 MetLife Asset Allocation 20         Seeks a high level of current income,    MetLife Advisers, LLC
   Portfolio -- Class B              with growth of capital as a secondary
                                     objective.
 MetLife Asset Allocation 40         Seeks high total return in the form of   MetLife Advisers, LLC
   Portfolio -- Class B              income and growth of capital, with a
                                     greater emphasis on income.
 MetLife Asset Allocation 60         Seeks a balance between a high level     MetLife Advisers, LLC
   Portfolio -- Class B              of current income and growth of
                                     capital, with a greater emphasis on
                                     growth of capital.
 MetLife Asset Allocation 80         Seeks growth of capital.                 MetLife Advisers, LLC
   Portfolio -- Class B
 MetLife Stock Index Portfolio --    Seeks to track the performance of the    MetLife Advisers, LLC
   Class A                           Standard & Poor's 500(R) Composite       Subadviser: MetLife Investment
                                     Stock Price Index.                       Management, LLC
 MFS(R) Total Return Portfolio --    Seeks a favorable total return through   MetLife Advisers, LLC
   Class F                           investment in a diversified portfolio.   Subadviser: Massachusetts Financial
                                                                              Services Company
 MFS(R) Value Portfolio -- Class A   Seeks capital appreciation.              MetLife Advisers, LLC
                                                                              Subadviser: Massachusetts Financial
                                                                              Services Company
 Russell 2000(R) Index Portfolio --  Seeks to track the performance of the    MetLife Advisers, LLC
   Class A                           Russell 2000(R) Index.                   Subadviser: MetLife Investment
                                                                              Management, LLC
 T. Rowe Price Large Cap Growth      Seeks long-term growth of capital.       MetLife Advisers, LLC
   Portfolio -- Class B                                                       Subadviser: T. Rowe Price
                                                                              Associates, Inc.
 T. Rowe Price Small Cap Growth      Seeks long-term capital growth.          MetLife Advisers, LLC
   Portfolio -- Class B                                                       Subadviser: T. Rowe Price
                                                                              Associates, Inc.
 Western Asset Management U.S.       Seeks to maximize total return           MetLife Advisers, LLC
   Government Portfolio --           consistent with preservation of capital  Subadviser: Western Asset
   Class A                           and maintenance of liquidity.            Management Company
 WMC Balanced Portfolio --           Seeks long-term capital appreciation     MetLife Advisers, LLC
   Class A                           with some current income.                Subadviser: Wellington Management
                                                                              Company, LLP
 WMC Core Equity Opportunities       Seeks to provide a growing stream of     MetLife Advisers, LLC
   Portfolio -- Class A              income over time and, secondarily,       Subadviser: Wellington Management
                                     long-term capital appreciation and       Company, LLP
                                     current income.
PIONEER VARIABLE CONTRACTS TRUST
  -- CLASS II
 Pioneer Mid Cap Value VCT           Seeks capital appreciation by            Pioneer Investment Management, Inc.
   Portfolio                         investing in a diversified portfolio of
                                     securities consisting primarily of
                                     common stocks.
THE MERGER FUND VL                   Seeks to achieve capital growth by       Westchester Capital Management,
                                     engaging in merger arbitrage.            LLC

                                                INVESTMENT                      INVESTMENT
         FUNDING OPTION                         OBJECTIVE                    ADVISER/SUBADVISER
--------------------------------- --------------------------------------- -------------------------
VANGUARD VARIABLE INSURANCE FUND
 Mid-Cap Index Portfolio          Seeks to track the performance of a     The Vanguard Group, Inc.
                                  benchmark index that measures the
                                  investment return of mid-
                                  capitalization stocks.
 Total Stock Market Index         Seeks to track the performance of a     The Vanguard Group, Inc.
   Portfolio                      benchmark index that measures the
                                  investment return of the overall stock
                                  market.

--------------
+   Not available under all Policies. Availability depends on Policy issue date.
# This Portfolio is not available in Metlife Variable Survivorship Life II Policies.

ADDITIONAL INFORMATION REGARDING FUNDS

Certain Funds were subject to a name change, merger or substitution. The chart below identifies the former name and new name of each of these Funds, and, where applicable, the former name and new name of the trust of which the Fund is part.

FUND NAME CHANGES

              FORMER NAME                             NEW NAME
 -------------------------------------  -------------------------------------
 MET INVESTORS SERIES TRUST             MET INVESTORS SERIES TRUST
   Janus Forty Portfolio                  ClearBridge Aggressive Growth
                                           Portfolio II
   MetLife Aggressive Strategy            MetLife Asset Allocation 100
    Portfolio                              Portfolio
 METROPOLITAN SERIES FUND               METROPOLITAN SERIES FUND
   BlackRock Diversified Portfolio        WMC Balanced Portfolio
   Davis Venture Value Portfolio          WMC Core Equity Opportunities
                                           Portfolio
   MetLife Conservative Allocation        MetLife Asset Allocation 20
    Portfolio                              Portfolio
   MetLife Conservative to Moderate       MetLife Asset Allocation 40
    Allocation Portfolio                   Portfolio
   MetLife Moderate Allocation            MetLife Asset Allocation 60
    Portfolio                              Portfolio
   MetLife Moderate to Aggressive         MetLife Asset Allocation 80
    Allocation Portfolio                   Portfolio
 FRANKLIN TEMPLETON VARIABLE INSURANCE  FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST                         PRODUCTS TRUST
   Franklin Small-Mid Cap Growth          Franklin Small-Mid Cap Growth VIP
    Securities Fund                        Fund
   Templeton Foreign Securities Fund      Templeton Foreign VIP Fund

FUND MERGER

The following former Fund merged with and into the new Fund.

              FORMER FUND                             NEW FUND
 -------------------------------------  -------------------------------------
 MET INVESTORS SERIES TRUST             MET INVESTORS SERIES TRUST
   ClearBridge Aggressive Growth          ClearBridge Aggressive Growth
    Portfolio II                           Portfolio

FUND SUBSTITUTION

The following former Fund was replaced by the new Fund.

              FORMER FUND                             NEW FUND
 -------------------------------------  -------------------------------------
 LEGG MASON PARTNERS VARIABLE EQUITY
   TRUST                                MET INVESTORS SERIES TRUST
   ClearBridge Variable All Cap Value     T. Rowe Price Large Cap Value
    Portfolio (Class I)                    Portfolio (Class E)

            DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS
--------------------------------------------------------------------------------

                             THE INSURANCE COMPANY

METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States except New York, and in the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910.

In 2013, MetLife, Inc. announced its plans to merge the Company, MetLife Investors Insurance Company (MetLife Investors), MetLife Investors USA Insurance Company (MetLife Investors USA), and Exeter Reassurance Company, Ltd. (Exeter Reassurance), to create one larger U.S.-based and U.S.-regulated life insurance company. MetLife Investors and MetLife Investors USA, like the Company, are U.S. insurance companies that issue variable insurance products in addition to other products. Exeter Reassurance is a direct subsidiary of MetLife, Inc. that mainly reinsures guarantees associated with variable annuity products issued by U.S. insurance companies that are direct or indirect subsidiaries of MetLife, Inc. The Company, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. These mergers are expected to occur towards the end of 2014, subject to regulatory approvals.

                                 DISTRIBUTION

MetLife Investors Distribution Company's principal executive office address has changed from 5 Park Plaza, Suite 1900, Irvine, CA 92614 to 1095 Avenue of the Americas, New York, NY 10036.

                     CHARGES AGAINST THE SEPARATE ACCOUNT

We are waiving a portion of the Mortality and Expense Risk Charge for Investment Options investing in certain Funds. We are waiving 0.15% for the Investment Option investing in the Western Asset Management U.S. Government Portfolio (Class A). For the Investment Options investing in the following Funds, we are waiving an amount equal to the excess, if any, of the Fund's expenses over the following percentages: 0.65% for the PIMCO Inflation Protected Bond Portfolio (Class A), 0.265% for the MetLife Stock Index Portfolio (Class A), 1.10% for the Third Avenue Small Cap Value Portfolio (Class B), 1.10% for the MFS Research International Portfolio (Class B), 0.84% for the T. Rowe Price Small Cap Growth Portfolio (Class B), 0.68% for the Jennison Growth Portfolio (Class A), 0.87% for the Oppenheimer Global Equity Portfolio (Class B), 0.84% for the Invesco Comstock Portfolio (Class B), 1.22% for the T. Rowe Price Large Cap Growth Portfolio (Class B), and 0.62% for the Oppenheimer Global Equity Portfolio (Class A).

                          FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to, the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a Modified Endowment Contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX, FOREIGN OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

                     POTENTIAL BENEFITS OF LIFE INSURANCE

A life insurance contract, including the Policy, is a unique financial instrument that along with providing protection for premature death, also provides a number of potential tax advantages including:

    . INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)

    . INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn -- including tax-free transfers among the Investment Options, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

    . INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by IRC Sections 7702, 7702A, 817 and 101. These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

    .  A definition of a life insurance contract

    .  Diversification requirements for separate account assets

    . Limitations on policy owner's control over the assets in a separate account

    . Guidelines to determine the maximum amount of premium that may be paid into a policy

    .  Limitations on withdrawals from a policy

    . Qualification testing for all life insurance policies that have cash value features.

                           TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under
SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes. The death benefit under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC. If fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.

The Separate Account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.

                       TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1); unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in the IRC Section 101 (a) (2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued
August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the Death Benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution or a deemed distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. Furthermore, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO

SATISFY A 7-PAY TEST SET FORTH IN IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the stated amount of the Policy may cause a re-test under the 7-pay test and could cause your Policy to become a MEC.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, in general any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The foregoing exceptions generally do not apply to corporate Policy owners.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purposes of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of a MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued where, as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness discharged exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction even where such entity's indebtedness is in no way connected to the Policy, unless the insured is an employee, officer, director or 20% owner.

ACCELERATION OF DEATH BENEFIT RIDER

Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

INVESTMENT IN THE POLICY

Investment in the policy generally includes the aggregate amount of premiums or other consideration paid for the policy, reduced by non-taxable distributions.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has issued new guidelines on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.

                           OTHER TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

                              INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                          THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                            ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.



Book 45 (48,57,91)                                             April 28, 2014